SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July ___, 2014, entered into by and among PULSE EVOLUTION CORPORATION, a Nevada corporation (the “Company”), and the Buyer(s) set forth on the signature pages affixed hereto (individually, a “Buyer” or collectively the “Buyers”).

WITNESSETH:

WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall sell to the Buyers, as provided herein, and the Buyers shall purchase the number of shares of the Company’s restricted common stock (the “Shares” or the “Securities”) as set forth on Annex A at a purchase price of $0.40 per share (the “Purchase Price”) (the “Subscription Amount”);

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

1. PURCHASE AND SALE OF COMMON STOCK.

(a) Purchase of Shares. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined below), and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, the Shares as set forth on the Buyer Signature Page, attached hereto as Annex A, for each Buyer affixed hereto. Upon Buyer’s execution of this Agreement on the Buyer Signature Page and Buyer’s completion of the Accredited Investor Certification, the Investor Profile, the Anti-Money Laundering Information Form, in the form attached as Annex A to this Agreement, and any other documents, agreements, supplements and additions thereto required by the Company (collectively, the “Subscription Documents”) to be completed by the Buyer, the Buyer shall wire transfer the Subscription Amount set forth on its Buyer Signature Page, in same-day funds, in accordance with the instructions to be provided by Buyer to the Company at Closing.

(b) Closing Date. The closing of the purchase and sale of the Shares (the “Closing”) shall take place as soon as practicable following the satisfaction of the conditions to the Closing set forth herein (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the date of any such Closing is hereinafter referred to as a “Closing Date”). The Closing shall occur on a Closing Date at the law offices of Eavenson, Fraser, Lunsford & Evans, PL, 2000 PGA Boulevard, Suite 3200, Palm Beach Gardens, FL 33408 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

2. Acceptance of Subscriptions. The Buyer understands and agrees that the Company, in its sole and absolute discretion, reserves the right to accept or reject this or any other subscription for the Shares, in whole or in part, notwithstanding prior receipt by the Buyer of notice of acceptance of this subscription. If the subscription is rejected in whole or the offering of the Shares is terminated, all funds received by the Company from the Buyer will be immediately returned without interest or offset, and this subscription shall thereafter be of no further force or effect.

3. BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants, severally and not jointly, as to such Buyer, that:

(a) Investment Purpose. Buyer is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities, or an available exemption under the Securities Act. The Buyer agrees not to sell, hypothecate or otherwise transfer the Securities unless such Securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available.

(b) Residence of Buyer. Buyer resides in the jurisdiction set forth on the Buyer Signature Page affixed hereto.

(c) Non-U.S. Person. If a Buyer is not a person in the United States or a U.S. Person (as defined in Rule 902(k) of Regulation S) or is not purchasing the Shares on behalf of a person in the United States or a U.S. Person:

(i) neither the Buyer nor any disclosed principal is a U.S. Person nor are they subscribing for the Shares for the account of a U.S. Person or for resale in the United States and the Buyer confirms that the Shares have not been offered to the Buyer in the United States and that this Agreement has not been signed in the United States;

(ii) The Buyer (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Shares for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the Securities Act or in a transaction not subject thereto;

(iii) the Buyer acknowledges that the Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to a U.S. Person unless the securities are registered under the Securities Act and all applicable state securities laws or an exemption from such registration requirements is available, and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the Securities Act;

(iv) the Buyer and if applicable, the disclosed principal for whom the Buyer is acting, understands that the Company is the seller of the Shares and underlying securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Except as otherwise permitted by Regulation S, the Buyer and if applicable, the disclosed principal for whom the Buyer is acting, agrees that it will not, during a one year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Shares or underlying securities other than to a non-U.S. Person;

(v) the Buyer and if applicable, the disclosed principal for whom the Buyer is acting, acknowledges and understands that in the event the Shares are offered, sold or otherwise transferred by the Buyer or if applicable, the disclosed principal for whom the Buyer is acting, to a non-U.S Person prior to the expiration of a one year distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act; and

(vi) neither the Buyer nor any disclosed principal will offer, sell or otherwise dispose of the Shares or the underlying securities in the United States or to a U.S. Person unless (A) the Company has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the Securities Act and the securities laws of all applicable states of the United States or (B) the SEC has declared effective a registration statement in respect of such securities.

(d) Accredited Investor Status. The Buyer meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D, and as set forth on the Accredited Investor Certification attached hereto.

(e) Accredited Investor Qualifications. The Buyer (i) if a natural person, represents that the Buyer has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Buyer is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Buyer is a party or by which it is bound.

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(f) Solicitation. The Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

(g) Brokerage Fees. The Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby (other than commissions to be paid by the Company to the Brokers).

(h) Buyer’s Advisors. The Buyer and the Buyer’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), as the case may be, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Shares to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto.

(i) Buyer Liquidity. Buyer has adequate means of providing for such Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time, and after purchasing the Shares the Buyer will be able to provide for any foreseeable current needs and possible personal contingencies. The Buyer must bear and acknowledges the substantial economic risks of the investment in the Shares including the risk of illiquidity and the risk of a complete loss of this investment.

(j) High Risk Investment. The Buyer is aware that an investment in the Shares involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to the purchase of the Shares.

(k) Reliance on Exemptions. Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

(l) Information. Buyer and its Advisors have been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Buyer requested and deemed material to making an informed investment decision regarding its purchase of the Shares. Buyer and its Advisors have reviewed all filings made by the Company with the SEC, including all filings made publicly available through the SEC’s web portal https://www.sec.gov/edgar. Buyer and its Advisors have been afforded the opportunity to review such documents and materials and the information contained therein. Buyer and its Advisors have been afforded the opportunity to ask questions of the Company and its management. Buyer understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s and its subsidiaries’ business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s and its subsidiaries’ control. Additionally, Buyer understands and represents that he is purchasing the Shares notwithstanding the fact that the Company and its subsidiaries, if any, may disclose in the future certain material information Buyer has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its Advisors shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Shares.

(m) No Other Representations or Information. In evaluating the suitability of an investment in the Shares, the Buyer has not relied upon any representation or information (oral or written) with respect to the Company or its subsidiaries, or otherwise, other than as stated in this Agreement. No oral or written representations have been made, or oral or written information furnished, to the Buyer or its Advisors, if any, in connection with the offering of the Shares.

(n) No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or will pass on, or has made or will make, any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

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(o) Transfer or Resale. Buyer understands that: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii), except as otherwise provided herein, neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. There can be no assurance that there will be any market or resale for the Shares, nor can there be any assurance that the Shares will be freely transferable at any time in the foreseeable future.

(p) Legends. Buyer understands that the certificates or other instruments representing the Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

For U.S. Persons:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

For Non-U.S. Persons:

THESE SECURITIES REPRESENTED HEREBY WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

For all Persons:

AS PROVIDED FOR IN THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION FILED WITH THE NEVADA SECRETARY OF STATE ON MAY 22, 2014, ONLY HOLDERS OF SECURITIES THAT CERTIFY TO THE COMPANY ON A QUARTERLY BASIS THAT THE SECURITIES HAVE NOT BEEN USED IN CONNECTION WITH STOCK LOAN TRANSACTIONS SHALL BE ENTITLED TO VOTING RIGHTS OR DIVIDENDS DURING THAT SAME QUARTERLY PERIOD.

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(q) Organization and Standing of Buyer. If such Buyer is an entity, it is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(r) Authorization, Enforcement. Such Buyer has the requisite power and authority to enter into and perform this Agreement, the other Subscription Documents, the Transactions and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement and the other Subscription Documents by such Buyer and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Buyer or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement and the other Subscription Documents have been duly authorized, executed and delivered by such Buyer and upon execution of this Agreement and the Subscription Documents by the other parties hereto and thereto, constitute, or shall constitute when executed and delivered, a valid and binding obligation of such Buyer enforceable against such Buyer in accordance with the terms hereof and thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(s) No Conflicts. The execution, delivery and performance of this Agreement and the other Subscription Documents and the consummation by such Buyer of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) if the Buyer is not an individual, result in a violation of such Buyer’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Buyer is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Buyer or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Buyer). Such Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Subscription Documents or to purchase the Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Buyer is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(t) For ERISA plan Buyers only. The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Buyer fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Buyer fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;

(u) Anti-Money Laundering; OFAC.

(i) The Buyer should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. The Buyer represents that the amounts invested by it in the Company in the Shares were not and are not directly or indirectly derived from activities that contravene U.S. federal or state or international laws and regulations, including anti-money laundering laws and regulations. U.S. federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(ii) To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any person having a beneficial interest in the Buyer; or (4) any person for whom the Buyer is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Buyer agrees to promptly notify the Company should the Buyer become aware of any change in the information set forth in these representations. The Buyer understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Buyer, either by prohibiting additional subscriptions from the Buyer, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a Broker may also be required to report such action and to disclose the Buyer’s identity to OFAC. The Buyer further acknowledges that the Company may, by written notice to the Buyer, suspend the redemption rights, if any, of the Buyer if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(iii) To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any person having a beneficial interest in the Buyer; or (4) any person for whom the Buyer is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below; and

(iv) If the Buyer is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Buyer receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Buyer represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a) Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation or other business entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below. Each subsidiary of the Company is identified on Schedule 3(a) attached hereto.

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company and each of its subsidiaries that is party to this Agreement, has the requisite corporate power and authority to enter into and perform, as the case may be, under this Agreement, and all other agreements and documents that are exhibits hereto and thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby and thereby to which it is a party and to issue the Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, by the Company and each such subsidiary and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares have been duly authorized by the Company’s or such subsidiary’s Board of Directors, and no further consent or authorization is required by the Company or such subsidiary, their respective Board of Directors or their respective stockholders, (iii) this Agreement, will be duly executed and delivered by the Company and each of its subsidiaries that is party thereto, (iv) this Agreement, when executed will constitute the valid and binding obligations of the Company and each of its subsidiaries that is party thereto enforceable against the Company and each such subsidiary in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c) Capitalization. The authorized capital of the Company consists of a total of 300,000,000 shares of common stock, $0.0001 par value per share and 100,000,000 shares of undesignated preferred stock, of which (i) ___________shares of Common Stock are issued and outstanding, and (ii) zero (0) shares of preferred stock are issued or outstanding, and All of the outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, except as disclosed in the Articles of Incorporation of the Company, as amended and effective on the date hereof. As of the date of this Agreement, except as set forth on Schedule 3(c), (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any Shares of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities other than as set forth in Schedule 3(c), and (iii) except as contemplated hereby, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares as described in this Agreement. The Shares when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under applicable securities laws as a result of the issuance of the Shares or those restrictions as disclosed herein). Except as set forth on Schedule 3(c), no co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. The issue and sale of the Shares will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Buyer true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”), and the terms of all securities exercisable for Company Shares and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(d) Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.

(e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and each of its subsidiaries that is party hereto or thereto, and the consummation by the Company and each of its subsidiaries that is party hereto or thereto of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, the Bylaws or any certificate of designations of any outstanding series of preferred stock (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except as set forth in Schedule 3(e), and except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company is a party or by which the Company is bound or to which any of their assets is subject, except for (i) any notice, consent or waiver, set forth in Schedule 3(e), or (ii) any notice, consent or waiver the absence of which would not have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding two sentences have been obtained or effected on or prior to the date hereof. The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

(f) Absence of Litigation. Except as set forth on Schedule 3(f), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company or any subsidiary, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company or any of its subsidiaries to perform its obligations under, this Agreement, or (ii) have a Material Adverse Effect.

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(g) Acknowledgment Regarding Buyer’s Purchase of the Shares. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement, and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and thereby and any advice given by such Buyer or any of their respective representatives or agents in connection with this Agreement, and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Shares. The Company further represents to the Buyers that the Company’s decision to enter into this Agreement, has been based solely on the independent evaluation by the Company and its representatives.

(h) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

(i) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

(j) Employee Relations. Neither Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither Company nor any subsidiary is party to any collective bargaining agreement. None of the Company’s or its subsidiaries’ employees is a member of a union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

(k) Intellectual Property Rights. Except as set forth on Schedule 3(k), the Company owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others except for such conflicts that would not result in a Material Adverse Effect. Except as set forth on Schedule 3(k), neither Company nor any subsidiary has received any notice of infringement of, or conflict with, the asserted rights of others with respect to any intellectual property that it utilizes.

(l) Environmental Laws.

(i) The Company and each subsidiary has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company or any subsidiary, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, “Environmental Law” means any national, state, provincial or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”).

(ii) To the knowledge of the Company there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any subsidiary.

(iii) The Company and its subsidiaries (i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (ii) are in compliance with all terms and conditions of any such permit, license or approval.

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(m) Title. Except as set forth on Schedule 3(m), each of the Company and its subsidiaries has good and marketable title to all of its personal property and assets free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. Except as set forth on Schedule 3(m), with respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

(n) No Material Adverse Breaches, etc. Neither Company nor any subsidiary is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither Company nor any subsidiary is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.

(o) Tax Status. Except as set forth in Schedule 3(o), the Company and each subsidiary has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company or such subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth in Schedule 3(o), there are no unpaid taxes in any material amount claimed to be due from the Company or any subsidiary by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(p) Certain Transactions. Except as set forth in Schedule 3(p), and except for arm’s length transactions pursuant to which the Company or any subsidiary makes payments in the ordinary course of business upon terms no less favorable than it could obtain from third parties, none of the officers, directors, or employees of the Company or any subsidiary is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(q) Rights of First Refusal. Except as set forth on Schedule 3(q), the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(r) Reliance. The Company acknowledges that the Buyers are relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Buyer purchasing the Shares. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Buyers would not enter into this Agreement.

(s) Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of the Brokers’ Fee to the Brokers, as described above.

5. COVENANTS.

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

(b) Form D. The Company agrees to file a Form D with respect to the offer and sale of the Shares as required under Regulation D. The Company shall, take such action as the Company shall reasonably determine is necessary to qualify the Shares, or obtain an exemption for the Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) Buyer shall have executed this Agreement and the required Subscription Documents and delivered them to the Company.

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(b) The Buyer(s) shall have delivered to the Company the Purchase Price for Shares in respective amounts as set forth on the signature page(s) affixed hereto by wire transfer of immediately available U.S. funds pursuant to the wire instructions set forth in Section 1(a) hereof and the Company shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c) The representations and warranties of the Buyer(s) contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.

7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

(a) The obligation of the Buyer(s) hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(i) The Company shall have executed this Agreement and delivered it to the Buyer

(ii) The representations and warranties of the Company contained in this Agreement, shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement, to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

8. REGISTRATION OF THE SHARES; COMPLIANCE WITH SECURITIES ACT.

8.1 Registration Procedures and Expenses. The Company shall:

(a) Piggyback Registration Rights. Whenever the Company proposes to register under the Securities Act any of its Common Stock for sale to the public for cash in an underwritten offering, and the registration form to be used would permit inclusion thereto of the Shares and any shares of common stock issued or issuable directly or indirectly with respect to the Shares held by the Buyers by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (together, for purposes of this Section 8, the “Registrable Securities”) (a “Piggyback Registration”), the Company will give prompt written notice to Shareholder and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received from the Shareholder a written request for inclusion within 30 days after the Company’s sending of such notice; provided however, that the Company shall not be required to effect any registration of Registrable Securities if (i) the registration is the Company’s underwritten offering, (ii) registration is effected by the Company on behalf of a shareholder exercising registration rights that pursuant to the terms thereof prohibit the shareholder’s shares from being included in such registration (a “Limited Demand Registration”), (iii) the Registrable Securities was previously included in a Registration Statement, whether an underwritten offering or otherwise, or (iv) the registration statement is filed or effected on Form S-4 or Form S-8, each as promulgated under the 1933 Act, or their then equivalents;

(b) use its reasonable best efforts, subject to receipt of necessary information from the Buyers whose securities are included therein, to cause the SEC to declare the Registration Statement (or post-effective amendment, as applicable) effective within 30 business days after the Closing Date or, if the SEC reviews the Registration Statement, within 120 days after the Closing Date (the “Effective Deadline”);

(c) promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and any prospectus prepared in connection therewith (the “Prospectus “) as may be necessary to keep the Registration Statement effective until (the “Effectiveness Period”) the earliest of (i) two years after the effective date of the Registration Statement, or (ii) such time as the Registrable Securities become eligible for resale by non-affiliates pursuant to Rule 144(k) under the Securities Act or any other rule of similar effect, or (iii) such time as all of the Registrable Securities have been sold pursuant to the Registration Statement;

(d) so long as the Registration Statement is effective covering the resale of the Registrable securities owned by the Buyer, furnish to the Buyer with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Buyer may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Buyer;

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(e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Buyer; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all reasonable expenses in connection with the procedures in paragraphs (a) through (e) of this Section 8.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Buyers (in each case except as otherwise provided herein) or underwriting discounts, brokerage fees and SECs incurred by the Buyers, if any, in connection with the offering pursuant to the Registration Statement;

(g) file a Form D with respect to offer and sale of the Shares to the Buyer as required under Regulation D under the Securities Act and to provide a copy thereof to the Buyer promptly after filing; and

(h) file, not later than the next business day after the Closing, a Current Report on Form 8-K with the SEC disclosing all material terms of the transactions contemplated hereby in accordance with the applicable SEC rules and regulations.

8.2 Transfer of Shares. The Buyer agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in the Registration Statement or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Buyer or its plan of distribution.

8.3 Indemnification. For the Purpose of this Section 8.3:

(i) the term “Buyer/Affiliate” shall mean any affiliate of the Buyer, including a transferee of the Shares from the Buyer who is an affiliate of the Buyer, and any person who controls the Buyer or any affiliate of the Buyer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement.

(a) The Company agrees to indemnify and hold harmless the Buyer and each Buyer/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Buyer or Buyer/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statement and schedules, and all other documents files as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C, or 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required , or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any breach by the Company of the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse the Buyer and each such Buyer/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Buyer or such Buyer/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and, provided further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, action or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Buyer, or (ii) the failure of the Buyer to comply with the covenants and agreements contained in this 8.2, or (iii) the breach by the Buyer of any covenant, representation or warranty made by the Buyer herein, or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Buyer prior to the pertinent sale or sales by the Buyer, or (v) any violation by the Buyer of any applicable federal or state securities laws, rule or regulations.

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(b) The Buyer will severally, but not jointly with the other Buyers, indemnify and hold harmless the Company, each of its directors, each of its officers, counsel, employees, and agents, including such officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers, counsel, employees, and agents and each such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the Buyer) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in 8.2 hereof, or (ii) the breach by the Buyer of any agreement, covenant, representation or warranty made by the Buyer herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement, the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Buyer expressly for use therein, and will reimburse the Company, each of its directors, each of its officers, counsel, employees, and agents and each such controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers, counsel, employees, and agents and each such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

(c) Promptly after receipt by an indemnified party under this Section 8.3 of notice of the threat or commencement of any action, indemnifiable hereunder such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 8.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all, of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action Unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 8.3 is required by its terms but is for any reason held by a court of competent jurisdiction to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 8.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Buyer from the private placement of Shares hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Buyer in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Buyer on the other shall be deemed to be in the same proportion as the amount paid by such Buyer to the Company pursuant to this Agreement for the Shares purchased by such Buyer that were sold pursuant to the Registration Statement bears to the difference between the amount such Buyer paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Buyer from such sale. The relative fault of the Company, on the one hand, and each Buyer on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of the material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Buyer and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omissions. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section8.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section8.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Buyer agree that it would not be just and equitable if contribution pursuant to this Section 8.3 were determined solely by pro rata allocation (even if the Buyers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.

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8.4 Termination of Conditions and Obligations. The restrictions imposed by this Section 8 upon the transferability of the Shares shall cease and terminate as to any particular number of Shares upon the earlier of (i) the passage of two years from the effective date of the Registration Statement covering such Registrable Securities (unless the Buyer is then, or was during the preceding three months, an affiliate (as defined in Rule 144 promulgated under the Securities Act) of the Company and (ii) such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.5 Information Available. The Company, upon the reasonable request of the Buyer and with prior notice, will be available to the Buyer or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise cooperate with the Buyer when conducting an investigation for the purpose of reducing or eliminating the Buyer’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters, subject to appropriate confidentiality limitations.

9. GOVERNING LAW: MISCELLANEOUS.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in Saint Lucie County, Florida, and expressly consent to the jurisdiction and venue of the Circuit Court sitting in 19th Judicial Circuit Court of Saint Lucie County, Florida and the United States District Court for the Southern District of Florida in Ft. Pierce, Florida for the adjudication of any civil action asserted pursuant to this paragraph.

(b) Irrevocable Subscription. Each of the Buyers hereby acknowledges and agrees that the subscription hereunder is irrevocable by such Buyer, except as required by applicable law, and that this Agreement shall survive the death or disability of the Buyer and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Buyer is more than one person, the obligations of the Buyer hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

(c) Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraises or others engaged by such party) in connection with this Agreement and, except as otherwise set forth herein, the transactions contemplated hereby.

(d) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

(e) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

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(g) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein (including any term sheet), and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(h) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) upon receipt when sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	PULSE EVOLUTION CORPORATION 10521 SW Village Center Drive, Suite 200 Port St. Lucie, FL 34987 Attention: Frank Patterson, Chief Executive Officer Facsimile: (772) 345-4101

With a copy to (which copy should not constitute a notice hereunder):	Eavenson, Fraser, Lunsford & Evans, PL 2000 PGA Boulevard, Suite 3200 Palm Beach Gardens, FL 33408 Attn: Bradley B. Eavenson, Esq. Facsimile: (561) 626-1042

If to the Buyer(s), to its address and facsimile number set forth on the Buyer Signature Page affixed hereto. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

(i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(j) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(k) Publicity. The Company shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any other party; and the Company shall be entitled, without the prior approval of any Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations or as it otherwise deems appropriate.

(l) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(n) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

14

(o) ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at US$1 trillion a year.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

[Signature Page Follows]

15

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
PULSE EVOLUTION CORPORATION

By:
Name:
Title:

BUYERS:

The Buyers executing the Signature Page and the Subscription Documents in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Annex A

Buyer Signature Page

to

Securities Purchase Agreement

The undersigned, desiring to: (i) enter into the Securities Purchase Agreement, dated as of _________ ___, 2014 (the “Securities Purchase Agreement”), between the undersigned, PULSE EVOLUTION CORPORATION, a Nevada corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, and (ii) purchase the Shares of the Company as set forth below, hereby agrees to purchase such Shares from the Company and further agrees to join the Securities Purchase Agreement, with all the rights and privileges pertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations section in the Securities Purchase Agreement entitled “Buyer’s Representations and Warranties,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Buyer.

The Buyer hereby elects to purchase ________ Shares at a price of $__________ per share for a total purchase price of $____________ (to be completed by the Buyer) under the Securities Purchase Agreement.

BUYER (individual)	BUYER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:

Signature (if Joint Tenants or Tenants in Common)	Title:

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

SCHEDULE I

SCHEDULE OF BUYERS

Name	No. of Shares	Amount of Subscription

PULSE EVOLUTION CORPORATION

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial	I have a net worth of at least US$1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. (For purposes of calculating your net worth under this paragraph, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.)

Initial	I have had an annual gross income for the past two years of at least US$200,000 (or US$300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial	I am a director or executive officer of PULSE EVOLUTION CORPORATION.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial	The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least US$5 million and was not formed for the purpose of investing the Company.

Initial	The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment advisor.

Initial	The investor certifies that it is an employee benefit plan whose total assets exceed US$5,000,000 as of the date of this Agreement.

Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet at least one of the criteria for Individual Investors.

Initial	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding US$5,000,000 and not formed for the specific purpose of investing in the Company.

Initial	The investor certifies that it is a trust with total assets of at least US$5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

Initial	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of US$5,000,000.

Initial	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, or a registered investment company.

PULSE EVOLUTION CORPORATION

For Non-U.S. Person Investors

(all Investors who are not a U.S. Person must INITIAL this section):

Initial		The investor is not a “U.S. Person” as defined in Regulation S; and specifically the investor is not:

	A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);

	B.	a partnership or corporation organized or incorporated under the laws of the United States;

	C.	an estate of which any executor or administrator is a U.S. Person;

	D.	a trust of which any trustee is a U.S. Person;

	E.	an agency or branch of a foreign entity located in the United States;

	F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

	G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

	H.	a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the investor was not offered the securities in the United States;

J.	at the time the buy-order for the securities was originated, the investor was outside the United States; and

K.	the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

PULSE EVOLUTION CORPORATION

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):

Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Date of Birth:	Marital Status:

Joint Party Date of Birth:	Investment Experience (Years):

Annual Income:	Liquid Net Worth:

Net Worth*:

Tax Bracket:	_____ 15% or below	_____ 25% - 27.5%	_____ Over 27.5%

Home Street Address:

Home City, State & Zip Code:

Home Phone:	Home Fax:	Home Email:

Employer:

Employer Street Address:

Employer City, State & Zip Code:

Bus. Phone:	Bus. Fax:	Bus. Email:

Type of Business:

Outside Broker/Dealer:

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.

Please deliver certificate to the Home Address listed in Section A.

Please deliver certificate to the following address: ______________________________

Section C – Form of Payment –Wire Transfer

Wire funds from my outside account according to Section 1(a) of the Securities Purchase Agreement.

Please check if you are a FINRA member or affiliate of a FINRA member firm: ____

Investor Signature	Date

* For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. We will ask you for your name, address, date of birth and other information that will allow us to identify you. We will ask to see a non-expired valid issued government identification, such as your driver’s license or other identifying documents. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID# OF INVESTOR:

FOR INVESTORS WHO ARE INDIVIDUALS:

YEARLY INCOME:	AGE:

NET WORTH (excluding value of primary residence):

OCCUPATION:

ADDRESS OF EMPLOYER:

INVESTMENT OBJECTIVE(S):

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card
(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other ____________
(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

Schedule 3(a)

Subsidiaries of the Company

Pulse Entertainment Corporation, a Delaware corporation

Schedule 3(c)

Outstanding Options, Warrants, Etc.

The Company plans to create a standard employee incentive stock option plan that will result in dilution to all shareholders by approximately 10% of the total outstanding shares of the company. The amount of stock options, or restricted stock grants, available under the plan may change, from time to time, at the discretion of the compensation committee of the Board of Directors, as approved by the full vote of the Board of Directors.

Schedule 3(e)

Conflicts

None.

Schedule 3(f)

Litigation

On May 29, 2014, Hologram USA, Inc., Musion Das Hologram Limited and Uwe Maass (the “Plaintiffs”) filed a amended complaint in the U.S. District Court for the District of Nevada (Case No. 2:14-cv-00772-GMN-NJK). The complaint alleges that Pulse Evolution Corporation, Pulse Entertainment Corporation, John Textor, Dick Clark Productions, Inc., John Branca and John McClain, as executors of the Estate of Michael J. Jackson, MJJ Productions, Inc. Musion Events, Ltd. Musion 3D, Ltd., William James Rock and Ian Christopher O’Connell (collectively, the “Defendants”) infringed on the Plaintiffs’ patent rights in connection with a musical performance at the 2014 Billboard Music Awards in Las Vegas Nevada featuring an image of the late Michael Jackson. The complaint seeks an order of the Court temporarily and permanently enjoining the Defendants from carrying out the Michael Jackson performance, a judgment for infringement, damages, attorneys’ fees and costs. Plaintiffs’ Emergency Motion for Temporary Restraining Order filed in connection with its May 15, 2014 complaint was denied on May 16, 2014.

Schedule 3(k)

Intellectual Property Rights

See Form 8K filed on ______, 2014.

On May 29, 2014, Hologram USA, Inc., Musion Das Hologram Limited and Uwe Maass (the “Plaintiffs”) filed a amended complaint in the U.S. District Court for the District of Nevada (Case No. 2:14-cv-00772-GMN-NJK). The complaint alleges that Pulse Evolution Corporation, Pulse Entertainment Corporation, John Textor, Dick Clark Productions, Inc., John Branca and John McClain, as executors of the Estate of Michael J. Jackson, MJJ Productions, Inc. Musion Events, Ltd. Musion 3D, Ltd., William James Rock and Ian Christopher O’Connell (collectively, the “Defendants”) infringed on the Plaintiffs’ patent rights in connection with a musical performance at the 2014 Billboard Music Awards in Las Vegas Nevada featuring an image of the late Michael Jackson. The complaint seeks an order of the Court temporarily and permanently enjoining the Defendants from carrying out the Michael Jackson performance, a judgment for infringement, damages, attorneys’ fees and costs. Plaintiffs’ Emergency Motion for Temporary Restraining Order filed in connection with its May 15, 2014 complaint was denied on May 16, 2014.

Schedule 3(m)

Title

See Form 8K filed on ______, 2014.

On May 29, 2014, Hologram USA, Inc., Musion Das Hologram Limited and Uwe Maass (the “Plaintiffs”) filed a amended complaint in the U.S. District Court for the District of Nevada (Case No. 2:14-cv-00772-GMN-NJK). The complaint alleges that Pulse Evolution Corporation, Pulse Entertainment Corporation, John Textor, Dick Clark Productions, Inc., John Branca and John McClain, as executors of the Estate of Michael J. Jackson, MJJ Productions, Inc. Musion Events, Ltd. Musion 3D, Ltd., William James Rock and Ian Christopher O’Connell (collectively, the “Defendants”) infringed on the Plaintiffs’ patent rights in connection with a musical performance at the 2014 Billboard Music Awards in Las Vegas Nevada featuring an image of the late Michael Jackson. The complaint seeks an order of the Court temporarily and permanently enjoining the Defendants from carrying out the Michael Jackson performance, a judgment for infringement, damages, attorneys’ fees and costs. Plaintiffs’ Emergency Motion for Temporary Restraining Order filed in connection with its May 15, 2014 complaint was denied on May 16, 2014.

Schedule 3(o)

Tax Status

None.

Schedule 3(p)

Certain Transactions

See 10Q for the period end January 31, 2014

See Form 8K filed on ______, 2014

Schedule 3(q)

Rights of First Refusal

None.